CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS
Ordinary shares, par value (in dollars per share)	$ 0.001	$ 0.001
Ordinary shares, shares authorized	1,000,000,000	1,000,000,000
Ordinary shares, shares issued	106,296,674	104,404,831
Ordinary shares, shares outstanding	106,296,674	104,404,831